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                       SUPPLEMENT DATED NOVEMBER 22, 2006
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 31, 2006
                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                            VAN KAMPEN UTILITY FUND,
                AS PREVIOUSLY SUPPLEMENTED ON SEPTEMBER 20, 2006

The Statement of Additional Information is hereby supplemented as follows:

     In the section entitled "INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS," the following is hereby added:

INVESTMENT COMPANY SECURITIES

     The Fund may invest in securities of other investment companies, including exchange-traded funds ("ETFs"). Those investment companies securities may include investment companies managed by the Adviser or its affiliates. The Fund may invest in investment companies to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                UTLFSPTSAI 11/06